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                                                                      EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION

Name:                                      YORKTOWN ENERGY PARTNERS V, L.P.

Address:                                   410 PARK AVENUE, 19TH FLOOR
                                           NEW YORK, NY 10022-4407

Designated Filer:                          YORKTOWN V COMPANY LLC

Issuer & Ticket Symbol:                    CONCHO RESOURCES INC. [CXO]

Date of Event Requiring Statement:         08/28/2008

Signature:                                 YORKTOWN ENERGY PARTNERS V, L.P.


                                           By: Yorktown V Company LLC,
                                               its general partner


                                           By:  /s/ W. Howard Keenan, Jr.
                                                -------------------------
                                                Member

Date:                                      09/02/2008